FOREIGN CURRENCY RISK	12 Months Ended
Dec. 31, 2012
Foreign Currency Risk [Abstract]
Foreign Currency Disclosure [Text Block]
21.	FOREIGN CURRENCY RISK

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

The PRC subsidiaries conduct their business substantially in the PRC, and their financial performance and position are measured in terms of RMB. Any devaluation of the RMB against the USD would consequently have an adverse effect on the financial performance and asset values of the Group when measured in terms of USD. The PRC subsidiaries’ products are primarily procured, sold and delivered in the PRC for RMB. Thus, their revenues and profits are predominantly denominated in RMB.